EATON VANCE FLOATING -RATE FUND EATON VANCE FLOATING-RATE & HIGH INCOME FUND Supplement to Statement of Additional Information dated March 1, 2006

The following replaces the first sentence of the second paragraph of “Investment Advisory Services” under “Investment Advisory and Administrative Services”:

Pursuant to the FR Portfolio’s investment advisory agreement and a Fee Reduction Agreement dated March 27, 2006, FR Portfolio pays a monthly investment advisory fee as follows:

Annual
Average Daily Net Assets for the Month	Fee Rate
Up to $1 billion	0.575%
$1 billion but less than $2 billion	0.525%
$2 billion but less than $5 billion	0.500%
$5 billion but less than $10 billion	0.480%
$10 billion and over	0.400%

April 20, 2006

EATON VANCE TAX-MANAGED VALUE FUND

Supplement to Statement of Additional Information dated March 1, 2006

The following replaces the table under “Value Portfolio” in “Investment Advisory and Administrative Services”:

Pursuant to Value Portfolio’s investment advisory agreement and a Fee Reduction Agreement dated March 27, 2006, Value Portfolio’s investment advisory fee on assets of $500 million and over is computed as follows:

	Value Portfolio
		Annual Fee Rate
Average Daily Net Assets for the Month		(for each level)
$500 million but less than $1 billion		0.625%
$1 billion but less than $2 billion		0.600%
$2 billion but less than $5 billion		0.575%
$5 billion and over		0.555%

April 20, 2006